

Frozen Food Express Industries, Inc.

Hodges Capital Management
11th Annual Investment Forum
September 2, 2009



Safe Harbor Statement

This document contains information and forward-looking statements that are based on management's current beliefs and expectations and assumptions which are based upon information currently available. Forward-looking statements include statements relating to plans, strategies, objectives, expectations, intentions, and adequacy of resources, and may be identified by words such as "will", "could", "should", "believe", "expect", "intend", "plan", "schedule", "estimate", "project" and similar expressions. These statements are based on current expectations and are subject to uncertainty and change.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will be realized. Should one or more of the risks or uncertainties underlying such expectations not materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

Among the key factors that are not within management's control and that may have a bearing on operating results are demand for the company's services and products, and its ability to meet that demand, which may be affected by, among other things, competition, weather conditions and the general economy, the availability and cost of labor, the ability to negotiate favorably with lenders and lessors, the effects of terrorism and war, the availability and cost of equipment, fuel and supplies, the market for previously-owned equipment, the impact of changes in the tax and regulatory environment in which the company operates, operational risks and insurance, risks associated with the technologies and systems used and the other risks and uncertainties described in the company's filings with the Securities and Exchange Commission.



Executive Management

- Stoney "Mit" Stubbs, Jr.
  - Chairman, CEO & President
- Stoney "Russell" Stubbs
  - SVP and Chief Operating Officer
- John Hickerson
  - SVP and Chief Marketing Officer
- Ron Knutson
  - SVP and Chief Financial Officer

.... Extensive Industry Experience

Company Profile



Overview

- Headquartered in Dallas, Texas
  - ➢ NASDAQ Global Select Market (FFEX)
- Annual freight revenue of $432M (Trailing 12-month through June, 30, 2009)
- 1,994 Trucks / 3,932 Trailers (as of June 30, 2009)
- Ranked in the Top 5 For-Hire Refrigerated Carriers by Transport Topics 2009
- 78% company-owned / 22% owner-operator








Company History

1946 Frozen Food Express Industries, Inc. begins managing the cold chain process and develops some of our nation's first deep freeze trucks with the capability to transport perishables over long distances.

1971 Frozen Food Express Industries, Inc. goes public.

1982 Frozen Food Express Industries, Inc. creates FFE Transportation Services to more accurately represent the brand of expanding services.

2005 FFE Transportation Services adds Logistics Services, including expedited, ocean and brokerage, for even more capacity and additional solutions for our customer's transportation needs.



Revenue History
Millions
$600
$500
$400
$300
$200
$100
$0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Fuel Surcharge
Revenue

Company Profile



Revenue Profile

2009 YTD



Brokerage
2%
Less Than
Truckload
33%
Truckload
59%
Dedicated
6%



Dry
17%
Temperature
Controlled
83%

Excludes Fuel Surcharge

FFE

Customer Profile



Diverse Customer Base

No Customer Comprises 10% of Revenue

Top 20 Customers Make Up 43% of Revenue

Approximately 10,000 Customers

Nestlé
Tropicana Pure Premium
MARS incorporated
Ready Pac
Cargill
SOLO CUP COMPANY
ConAgra Foods
Dr Pepper
WAL*MART ALWAYS LOW PRICES. Always.
MOTT'S
The Cheesecake Factory
KRAFT
Johnson & Johnson
Del Monte Quality
Sara Lee
SYSCO
Swift
Malt-O-Meal
Alcon
HICKORY FARMS
GRIFOLS
99¢ Only Stores
MERCK
HERSHEY'S

Customer Profile

FFEX Customer Analysis



Millions
$300
$250
$200
$150
$100
$50
$0
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Top 5
Top 10
Top 15
Top 20
All Others



Truckload

59% of Revenue



Local, Regional, Nationwide And International Service

24/7/365 Dispatch And Customer Service

Door To Door Pickup And Delivery

Team And Solo Service

EDI Tendering And Billing

Specialized Services
High Value Loads
Service Sensitive Freight

Temperature Controlled

- Highly Specialized Equipment for Optimum Temperature Control and Management
- Industry Technology Designed to Maintain Product Integrity

Dry

- Advanced GPS Trailer Tracking Technology for Added Security and Superior Supply Chain Management

Solutions



Truckload

FFE Transportation Services provides truckload service to industries requiring clean, food grade, non-hazmat trailers, those requiring just in time service and specialized shipments. These industries include, but are not limited to:

Consumer Goods	Cosmetic
Food and Beverage	Pet Food and Supplies
Pharmaceutical	Packaging Materials
Medical Supply	Confectionary
High Tech/ Electronics	Apparel
Industrial/ Wholesale	Home Goods

C-TPAT Certified

A government-business initiative to build cooperative relationships that strengthens and improves overall international supply chain and U.S. border security by ensuring the integrity of our security practices and communicating and verifying the security guidelines of our business partners within the supply chain.

A Focus On Safety

- Recognized for superior safety and security standards by the ATA, AMCO and the TSA
- E.U. Certified, and provide full SOP trained drivers
- Over 60 years of national recognition for meeting the DOT Safety Rating Requirements
- Participant in the ATA's Anti-Terrorist Action Plan



Less Than Truckload

33% of Revenue



Local, Regional, Nationwide And International Service

Strategically Located Service Centers With Both Freezer And Cooler Storage

Cross Docking

Centralized Planning And Customer Service - One Call Does It All

Customized Web Based Reporting Capabilities

Express Service Nationwide

Temperature Controlled

- Over 62 Years of Experience in LTL Cold Chain Management
- Dual Temperature, RTF Certified Trailers with Cooler and Freezer Capabilities



Solutions

Less Than Truckload

Service Center Map



Salt Lake City
Ripon
Los Angeles
Chicago
Burlington
Memphis
Atlanta
Central Customer Service and Planning
Lancaster
Winter Haven
Miami
% of Total Tonnage
24%
20%
15%
9%
32%
100%

Solutions



Dedicated

6% of Revenue



- Specialized Services And Customized Solutions
  - Blood Plasma Transport
    - Over 12,000 successful, claim free shipments of source plasma over the last 10 years. Shipment totals exceed 18.2 million pounds annually.
  - Suspended Meats
  - High Value Loads
- On-Site Management
- Enterprise Cost Reduction Options
- Exclusive Use Option
  - Customers control and direct FFE's equipment and driver(s) within normal guidelines and legal regulations.

How Our Customers Benefit From The FFE Dedicated Fleet

- Alternative to a Private Fleet
- Reduced Liability, Risk and Equipment Costs
- Flexibility for Seasonal Demands

Solutions



Logistics

2% of Revenue



FFE Logistics is a division of FFE Transportation Services and consider ourselves an extension of our customers' companies.

The key advantage we maintain is our carrier development efforts. We build relationships with each of our over 5,000 carriers and 600 local agents to foster a win-win situation for everyone. We partner with the asset based divisions of FFE Transportation Services and other trusted carriers to provide exceptional Expedited, Ocean and Brokerage services.

Platinum Performance Program

Transportation with Confidence

FFE Logistics is proud to be a TIA/P3 Member. We have joined other top companies by committing ourselves to following industry-leading business practices.

Transportation Security Administration

FFE Logistics is TSA Certified, and a part of the unified effort to protect and secure our nation's free flow of commerce and passengers.

Solutions



Logistics

Expedited



Through our domestics and international partnership network FFE Logistics can provide door to door air freight service around the country and around the globe. When transit time really matters, FFE Logistics provides you with consistent service and a peace of mind.

Service Levels
International Air
Domestic Air

Offering:
Next Flight Out (NFO)
Next Day AM
Next Day PM
Second Day
3-5 Day
White Glove Service

Ocean



When it comes to moving your shipments to market FFE Logistics, through its vast agent network, can provide door to door ocean transportation services for domestic, import and export shipments.

Service Levels
FCL – Full Container Load is provided for shipping large volume products.
LCL - Less than Container Load is for shipments not utilizing the capacity of an entire container.

Temperature Controlled - For shipments requiring a controlled climate, FFE Logistics can provide a temperature controlled door to door service domestically and internationally.

Brokerage



We offer cost effective capacity that can move your goods to market with the service you need to meet your commitments. Our focus on carrier development helps us deliver the capacity and service you need at the best value.

Service Levels
Truckload
- Over-the-road
- Intermodal

Less Than Truckload
Hot Shots
Temperature Controlled
Dry Van
Flatbed
- Standard
- Heavy-haul
- Over-sized

Solutions



North American Service



- More Than Eighteen Years Experience Providing Direct Service To Mexico And More Than 30 Years Combined Management Experience Servicing Canada and Mexico
- Partnerships With International Carriers That Have The Technological Capabilities You Expect

Services	Border Crossings
Temperature Controlled LTL Temperature Controlled TL Dry LTL Dry TL Dedicated	Mexico – Laredo, TX – El Paso, TX – San Diego, CA Canada – Detroit, MI – Buffalo, NY

FFE

Solutions



Intermodal Service


1235

Added Capacity, Added Savings

The FFE Transportation Services Intermodal program offers premium door to door service of temperature controlled, dry van and less than truckload freight from coast to coast. Intermodal Service complements our other services offering additional capacity and supply chain cost control with transit times competitive to a "truck only" solo driver.

UNION PACIFIC

BNSF RAILWAY

FEC

NS NORFOLK SOUTHERN

CSX How tomorrow moves



Solutions

Intermodal Network


FFE Over-the-Road TL Network
Vancouver
BRITISH COLUMBIA
Calgary
SASKATCHEWAN
MANITOBA
ONTARIO
QUÉBEC
Winnipeg
Regina
Thunder Bay
Montréal
Ottawa
Toronto
Boston
New York
Philadelphia
Baltimore
Washington, D.C.
Seattle
Portland
WASHINGTON
OREGON
IDAHO
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEVADA
UTAH
COLORADO
CALIFORNIA
ARIZONA
NEW MEXICO
NEBRASKA
KANSAS
OKLAHOMA
TEXAS
MINNESOTA
IOWA
MISSOURI
ARKANSAS
WISCONSIN
MICHIGAN
ILLINOIS
INDIANA
OHIO
KENTUCKY
TENNESSEE
ALABAMA
GEORGIA
FLORIDA
NORTH CAROLINA
NEW YORK
Detroit
Dallas
Austin
San Antonio
Houston
New Orleans
Memphis
Jacksonville
Los Angeles
San Diego
San Jose
Tucson
Ciudad Juárez
Hermosillo
SONORA
CHIHUAHUA
Pacific Ocean
Atlantic Ocean



Solutions

Intermodal Service

Intermodal Volumes Per Month



TENDERED LOADS
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
JANUARY
FEBRUARY
MARCH
APRIL
MAY
JUNE
JULY
AUGUST
SEPTEMBER
OCTOBER
NOVEMBER
DECEMBER
2007
2008
2009



Challenges Of The Current Industry



- Excess Capacity



- Excess Drivers



- Used Truck Market



- Decline In Tonnage



- Retail Sales Decline



- Fuel Prices


Changes in U.S. Truck Tonnage
6%
3%
0
-3%
-6%
-9%
-12%
-15%
Jul
Aug
Sep
Oct
Nov
Dec
Feb
Mar
Apr
May*

U.S. Diesel Retail Sales Price


$500
$400
$300
$200
$100
$0
Cents per Gallon
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09



Total Trucking Failures vs. Fuel Prices

A decline in fuel prices indicate a reduced number of trucking company failures is imminent.


Trucking Company Failures
200
400
600
800
1000
1200
Average Retail Diesel Fuel Price ($ per gallon)
$0.90
$1.40
$1.90
$2.40
$2.90
$3.40
$3.90
$4.40
Q1 99 Q2 99 Q3 99 Q4 99 Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08



Competitive Landscape


2008 Revenue (millions)
C.R. England Inc. $873.2
Prime Inc. $673.2
Stevens Transport $545.1
Marten Transport $508.2
Frozen Food Express Industries $490.5
Central Refrigerated Service $406.9
KLLM Inc. $294.0
TransAm Trucking $273.1
Comcar Refrigerated $251.5
Shaffer Trucking $235.5
Navajo Inc. $225.0
John Christner Trucking $209.0
Southern Refrigerated Transportation $170.3
May Trucking Co. $170.0
J&R Schugel Trucking $121.0
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0

Source: Transport Topics, 2009 – Top 15 For Hire Refrigerated Carriers
Green Indicates Public Company

Key Performance Indicators



Financial Highlights

(unaudited and in thousands, except per share amounts)	Six month period ending 6/30: 2009	2008	Three month period ending 6/30: 2009	2008
Freight revenue	$187,102	$245,755	$94,895	$129,025
Freight operating expenses	$202,121	$247,455	$101,393	$129,009
Operating ratio	108.0%	100.7%	106.8%	100.0%
Net income (loss)	($11,289)	($551)	($5,168)	$274
EPS (diluted)	($0.66)	($0.03)	($0.30)	$0.02
Cash Dividends declared per share	$0.03	$0.06	-	$0.03
Cash and cash equivalents	$5,368	$3,756		
Net CAPEX	$3,681	$3,317		
Total Shareholders' Equity	$94,778	$106,237		



Financial Highlights

	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008
Weekly average trucks in service	1,976	1,997	2,020	2,011	2,028
Revenue per truck per week [(a)]	$3,190	$3,094	$3,375	$3,568	$3,429
Non-driver headcount	660	711	855	846	882
Statistical and revenue data:					
TL total linehaul miles [(b)]	40.6	37.5	39.6	40.7	42.3
TL loaded miles [(b)]	36.8	33.9	36.0	36.9	38.6
TL empty mile ratio [(c)]	9.3%	9.6%	8.9%	9.4%	8.7%
TL linehaul revenue per total mile	$1.24	$1.26	$1.32	$1.34	$1.29
TL linehaul revenue per loaded mile	$1.37	$1.39	$1.45	$1.48	$1.41
TL total linehaul shipments [(d)]	41.0	36.6	37.6	39.0	39.9
TL loaded miles per shipment	898	925	958	946	967
LTL hundredweight [(d)]	1,875	1,864	2,095	2,190	2,134
LTL linehaul revenue per hundredweight	$14.21	$14.50	$14.87	$15.04	$14.10

(a) Total linehaul and dedicated fleet revenue divided by number of weeks in period divided by average trucks in service.

(b) in millions

(c) One minus the quotient of full truckload loaded miles divided by full truckload total linehaul miles.

(d) in thousands

Miles per Gallon (Company Operated Fleet)


$6.70
$6.60
$6.50
$6.40
$6.30
$6.20
$6.10
$6.00
$5.90
$5.80
$5.70
$5.60
MPG
JAN
FEB
MAR
APR
MAY
JUN
JULY
AUG
SEP
OCT
NOV
DEC
Month
2006
2007
2008
2009

Key Performance Indicators



Debt to Equity

(thousands)



$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Jun-09
Equity
Debt



Net Capital Expenditures

(thousands)


$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
YTD Jun-09



Stock Price per Share vs. Net Book Value per Share



$14
$12
$10
$8
$6
$4
$2
$0
Stock Price
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Monthly Stock Price
Quarterly Book Value per Share

Key Performance Indicators



Free Cash Flow

(thousands)


$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
YTD Jun-09

Defined as cash flows from operating activities less net capital expenditures.



Maintain Strength And Position For The Future

Maintain a Strong Balance Sheet

- Ended Q1 and Q2 with no amounts outstanding under revolver
- In compliance with all debt covenants
- Balance new equipment capital between owned and leased
- Improve DSO and DPO

Identify Revenue Opportunities and Cost Reductions

- Drive yield on Truckload through lane analysis and reduction of brokerage freight
- Drive tonnage on Less than Truckload with new customer commitments
- Significant cost reductions within 2009 to continue
- Non-Driver Headcount down 23% from 855 at year-end to 660
- Routine forecasting process in place based upon operating metrics

Position our Company to Capitalize on Economic Recovery

- Build and maintain strong customer relationships for future benefit
- Technology investments (Qualcomm, SkyBitz, Manhattan, Cheetah)
- Investment in Burlington, NJ Facility
- Movement of Ripon, CA facility to Stockton, CA



Technological Investments

- Qualcomm; Satellite Based Tracking And Mobile Communication
- SkyBitz; GPS Based Trailer Tracking
- Manhattan Carrier; Optimized Fuel and Routing Program
- Trip Alert; Asset Tracking, Alert Monitor and Geo-Fencing
- Cheetah Real Time GPS Load Tracking and Fuel Optimization Program
- Full Temperature Trailer Mapping
- TCG; Costing Model to Assess Lane Profitability



Recent Facility Investments

Burlington, NJ

Brand new, state of the art service center enabling FFE to provide service in the Intra Northeast market, complementing our Nationwide LTL Service of Temperature Controlled shipments to and from the Northeast.



80,000 Sq Ft Capacity

Refrigerated Dock	5,414 Sq Ft
Candy Room	9,454 Sq Ft
Cooler Room	9,454 Sq Ft
Freezer	18,666 Sq Ft
Dry	40,000 Sq Ft


Service Area
ME
NH
VT
NY
MA
CT
RI
PA
NJ
MD
DE
WV
VA





Green Initiatives

- ✓ Currently every truck in FFE Transportation Services' fleet is EPA 2004 Engine or newer. Constant upgrades are made to replace with environmentally friendly models that have:
  - ➢ Fuel Efficient Tires
  - ➢ Aerodynamic Styling
  - ➢ Skirts
- ✓ Environmentally Friendly Refrigerant used in temperature controlled trailers
- ✓ Every truck in our fleet is Ultra Low Sulfur Diesel (ULSD)
- ✓ FFE's fleet is required to maintain a speed below 62mph
- ✓ Fuel Optimizer Program to reduce out of route miles
- ✓ Idle management device on every truck.
- ✓ Recycle used oil and other by-products.

SmartWay℠
Transport Partner
Getting There With Cleaner Air

SmartWay℠ Transport is an innovative collaboration between EPA and the freight sector designed to improve energy efficiency, reduce greenhouse gas and air pollutant emissions, and improve energy security.

SmartWay Transport Partner since the program's inception in 2004

All divisions of FFE Transportation Services received the highest SmartWay Performance Score of 1.25



Investment Considerations

Strong Cash Flows and Healthy Balance Sheet

Strength In Relationships

- Customers – Loyal National Account Base
- Customer Advisory Board
- Vendors - Intermodal Partners

Key Player in the "Cold-Chain" Niche Providing Unique Resources Separating Ourselves From Competition

- Truckload
  - Dedicated
  - OTR
- Less Than Truckload
  - Multi-temp
  - Single temp

Competitively Differentiated by our Diversified Service Offerings

- Candy to Pharmaceuticals, Small Tools to Electronics
- Temperature Controlled or Dry
- Land, Air or Ocean
- Time Definite or "Take Your Time"

Unique Flexibility to Allocate Resources Between Truckload and Less Than Truckload



Contact Information

Stoney M. Stubbs, Jr.
Chief Executive Officer

Russell Stubbs
SVP, Chief Operating Officer

John Hickerson
SVP, Chief Marketing Officer

Ron Knutson
SVP, Chief Financial Officer

Frozen Food Express Industries, Inc.
1145 Empire Central Place
Dallas, Texas 75247-4309
(214) 630-8090
www.ffeinc.com
cfo@ffex.net